UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Determine, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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DETERMINE, INC.

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

________________

July 7, 2016

TO THE STOCKHOLDERS OF DETERMINE, INC.

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Determine, Inc. (formerly known as Selectica, Inc.) (the “Company”), which will be held at the Company’s corporate headquarters located at 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032, on August 11, 2016, at 9:00 a.m. Eastern Time.

Details of the election and other business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change the vote reflected on your previously submitted proxy, you may do so automatically by voting in person at the meeting. Detailed instructions on how to submit a proxy or vote your shares can be found in the “How to Vote” section on page 1 of the attached proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

MICHAEL BRODSKY
Chairman of the Board

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DETERMINE, INC.

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 11, 2016

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Determine, Inc. (formerly known as Selectica, Inc.) (the “Company”) will be held at the Company’s corporate headquarters located at 615 West Carmel Drive, Suite 100, Carmel, Indiana, 46032, on August 11, 2016, at 9:00 a.m. Eastern Time for the following purposes:

1. To consider and vote upon proposals to elect six (6) members of the Board to serve as directors until the Company’s 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To consider and vote upon a proposal to ratify the appointment of Armanino LLP as independent registered public accounting firm for the Company for the fiscal year ending March 31, 2017;

3. To vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers;

4. To vote on an amendment to the Determine, Inc. 2015 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 2,500,000 shares from 1,500,000 to 4,000,000; and

5. To transact any other business properly brought before the meeting or any continuation or adjournment thereof.

The foregoing proposals are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on June 27, 2016, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s corporate headquarters located at 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

MICHAEL BRODSKY Chairman of the Board

Carmel, Indiana

July 7, 2016

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, August 11, 2016

The proxy statement and annual report to security holders are available at

https://materials.proxyvote.com/816288

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE THE VOTE REFLECTED ON YOUR PREVIOUSLY SUBMITTED PROXY, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

DETERMINE, INC.

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

________________

PROXY STATEMENT

________________

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 11, 2016

This proxy statement (“Proxy Statement”) is furnished to the stockholders of Determine, Inc., a Delaware corporation formerly known as Selectica, Inc. (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on August 11, 2016, at the Company’s corporate headquarters located at 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032 at 9:00 a.m. Eastern Time, and any adjournment or postponement of the Annual Meeting. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about July 7, 2016. The cost of this solicitation is being borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

Record Date

The close of business on June 27, 2016 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock (“Common Stock”) of the Company, entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 11,382,365 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

Who Can Vote

Stockholder of Record: Shares Registered in Your Name

If your shares of Common Stock were registered directly in your name with the Company transfer agent, Wells Fargo Bank, National Association, on the Record Date, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your shares are represented and voted at the meeting.

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Beneficial Owner: Shares Registered in the Name of a Broker, Dealer, Bank or Other Nominee

If your shares were held not in your name, but rather in an account at a broker, dealer, bank or other nominee on the Record Date, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Matters to Be Voted Upon

There are four matters scheduled for a vote:

●	Election of our Board of Directors’ six nominees as directors;

●	Ratification of Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2017;

●	A non-binding advisory vote on the compensation of the Company’s Named Executive Officers; and

●

Vote on an amendment to the Determine, Inc. 2015 Equity Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 2,500,000 shares from 1,500,000 to 4,000,000.

Quorum Required

A majority of the voting power of the outstanding shares of the Company entitled to vote, present in person or represented by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker, dealer, bank or other stockholder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of the Company entitled to vote as of the Record Date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

How to Vote

You may either:

Vote “for” or “against” or abstain from voting for any of the nominees to the Board of Directors.

For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or submit a proxy to vote your shares using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

●

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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If you do not mark your voting instructions on the proxy card, your shares (to the extent eligible to vote on each Proposal) will be voted:

1.	For the election of the six director nominees named in this proxy;

2.	For ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017;

3.	For the approval of the compensation of the Named Executive Officers of the Company; and

4.	For the approval of the amendment to the 2015 Equity Incentive Plan.

Beneficial Owner: Shares Registered in the Name of Broker, Dealer, Bank or other Nominee

If you are a beneficial owner of shares registered in the name of your broker, dealer, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, dealer, bank or other agent. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker or bank to request a proxy form.

If your shares are registered in the name of a broker, dealer or bank, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible stockholders the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

THE COMPANY IS UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE. After the Annual Meeting has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.

Votes Required

Proposal 1. Under our Bylaws, in any “uncontested election” of directors (i.e., an election where the number of nominees does not exceed the number of directors to be elected), as is the case in this election, each director will be elected by the vote of a “majority of the votes cast,” meaning that the number of votes cast “for” a director’s election must exceed 50% of the total votes cast with respect to that director’s election. Abstentions and broker non-votes will not be counted as votes cast “for” or “against” a director and thus will have no effect on a director’s election.

In accordance with our Bylaws, in order for any incumbent director to become a nominee of the Board of Directors for further service on the Board of Directors, such person must submit an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast in an election that is not a contested election, and (ii) the acceptance of that resignation by the Board of Directors in accordance with the policies and procedures set forth in the Bylaws for such purpose.

Proposal 2. Ratification of the appointment of Armanino as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017, requires the affirmative vote of a majority of those shares of the Company present in person, or represented by proxy, and entitled to vote thereon. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be considered as entitled to vote on the proposal and, accordingly, will not affect the determination of whether the proposal is approved.

Proposal 3. The affirmative vote of a majority of shares present in person or by proxy and entitled to vote is necessary for approval of our executive compensation. However, this advisory vote is not binding on us, our Board of Directors, or management. Abstentions will not be voted, although they will be counted as present and entitled to vote for purposes of this proposal. Accordingly, an abstention will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 4. The approval of the amendment to the 2015 Equity Incentive Plan requires the affirmative vote of a majority of those shares of the Company present in person, or represented by proxy, and entitled to vote thereon. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be considered as entitled to vote on the proposal and, accordingly, will not affect the determination of whether the proposal is approved.

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Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the meeting, in and of itself, will not revoke a previously submitted proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of six directors. The Company’s Certificate of Incorporation requires directors to serve a term of one (1) year or until their successor is elected and qualified. At the Annual Meeting, all six of the Company’s currently serving directors have been nominated for election to serve until the Company’s 2017 Annual Meeting or until their successors are elected and qualified.

The individuals being nominated for election to the Board of Directors (the “Nominees”), their ages as of July 7, 2016, the positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event the Nominees are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominees who may be designated by the present Board of Directors to fill the vacancies. As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominees are unable or will decline to serve as directors. Each Nominee that receives affirmative votes greater than 50% of the total votes cast with respect to such Nominee’s election at the Annual Meeting will be elected a director of the Company.

Nominee	Age	Positions and Offices Held with the Company

Michael Brodsky	48	Director and Executive Chairman
Patrick Stakenas	56	President, Chief Executive Officer and Director
Alan Howe (1)(2)(3)	55	Director and Vice Chairman
J. Michael Gullard (1)(2)	71	Director
Lloyd Sems (2)(3)	45	Director
Michael J. Casey (1)(3)	53	Director

________________

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating/Corporate Governance Committee

Michael Brodsky was elected to the Board on October 7, 2010. Previously, Mr. Brodsky served on the Board’s Compensation Committee from October 8, 2010 until July 3, 2014 and as a member of its Review Committee from November 15, 2011 until June 24, 2016. Since 2013, Mr. Brodsky has also served as the managing partner of Vajra Asset Management, LLC, an investment management firm. From 2008 to 2010, Mr. Brodsky was chairman and chief executive officer and a director of Youbet.com, Inc., an online horse racing and betting website acquired in 2010 by Churchill Downs Incorporated, a publicly traded provider of racetracks, casinos, off-track betting and online wagering services. Mr. Brodsky served as a member of the board of directors, and as a member of the Executive Committee of Churchill Downs from 2010 to 2012. From 2005 to 2011, Mr. Brodsky was the managing partner of New World Opportunity Partners, LLC, an investment firm. Mr. Brodsky has also served as a director of Genesis Land Development Corporation, a residential land developer and home builder in Calgary, Canada, with shares listed on the Toronto Stock Exchange, since June, 2012, as a director of Trans World Corporation, a publicly traded company that owns and operates casinos in the Czech Republic, since September, 2013, and he has served as Chairman of the Board of Trans World since June of 2014. He also has served as the Lead Director of IDSystems a publicly traded company that provides RFID wireless solutions for tracking high-value assets, since June of 2014. Since November 2015, he has also served on the board of directors of Spark Networks, Inc., a niche-oriented community website. Mr. Brodsky received a Bachelor of Arts degree from Syracuse University, a law degree from Northwestern University School of Law and a Masters in Business Administration from the JL Kellogg Graduate School of Management School of Business at Northwestern University. We believe that Mr. Brodsky’s prior positions and experience as an investor, manager and attorney with experience in software, e-commerce, and online media and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

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Patrick Stakenas was appointed President and Chief Executive Officer of the Company and a member of the Board of Directors on June 3, 2015. Previously, Mr. Stakenas served as the Company’s Chief Strategy Officer since January 2014. Prior to joining the Company, Mr. Stakenas was a Gartner Analyst authoring forward-looking strategies that helped enterprises and vendors shape their future technology offerings. He has been involved with enterprise-supporting technology for almost 20 years. Having founded ForceLogix Technologies Inc. in 2005, he led the company to a successful IPO and ultimate acquisition by CallidusCloud in 2011. Mr. Stakenas formerly served in executive roles at CCC Information Services, FileNet, Inc., and OpenText Corporation. Mr. Stakenas served for 14 years with RR Donnelly, prior to its acquisition by Moore Corporation Ltd., in various management and executive roles. Mr. Stakenas holds a Bachelor’s degree in Business Administration and Marketing from Ferris State University and an Executive Management Certificate from Northwestern’s Kellogg School of Business.

Alan Howe was elected to the Board on January 12, 2009. He has served since July of 2013 as Vice Chairman of the Board and Lead Independent Director. Previously he served as Co-Chairman of our full Board and Chairman of our full Board and as a member of its Review Committee from November 15, 2011 until June 24, 2016. Mr. Howe was appointed as a member of the Compensation Committee on March 10, 2015. He has served as co-founder and managing partner of Broadband Initiatives, LLC, a boutique corporate advisory and consulting firm, since 2001, and provides various strategic and operational consulting services to multiple corporate clients in that role. He served as vice president of strategic and wireless business development for Covad Communications, Inc., a national broadband telecommunications company from May 2005 to October 2008. He served as CFO and Vice President of Corporate Development for Teletrac, Inc. from April 1995 to April 2001.  Previously, he held various executive management positions for Sprint and Manufacturers Hanover Trust Company.  Mr. Howe is currently a member of the public board of directors of Data I/O and serves as Chairman. He also has served on a number of additional private and public boards including in the past five years former reporting companies Qualstar, Ditech Networks, Inc., Altigen Communications, Inc., and Crossroads Systems, Inc.  Mr. Howe holds a B.A. in business administration from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business. We believe that Mr. Howe’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

J. Michael Gullard was elected to the Board on October 7, 2010, and was appointed as a member of the Audit Committee and as Chairperson of the Compensation Committee on October 8, 2010, and was appointed as a member of the Review Committee on November 15, 2011. Mr. Gullard has been the general partner of Cornerstone Management, a venture capital and consulting firm specializing in software and data communications companies since 1984. He currently serves as a director of and the Chairman of Planar Systems, Inc., a public company. Mr. Gullard also serves as a member of the board of directors of the non-reporting company Dyntek, Inc., where he is also chairman of the board of directors. From 2006 to 2015, he served on the board and was Chairman of Planar Systems, Inc., a publicly traded company specializing in high resolution, large format video displays.  From 1992 to 2004, he served as chairman of NetSolve, Incorporated, a publicly held corporation that provides IT infrastructure management services on an outsourced basis. From 1996 to 2004, Mr. Gullard also served as chairman of Merant PLC (formerly Micro Focus Group Ltd.), a publicly held corporation that specializes in change management software tools. Previously, Mr. Gullard held a variety of senior financial and operational management positions at Intel Corporation. Mr. Gullard holds a B.A. degree in economics from Stanford University, and an M.B.A. from Stanford’s Graduate School of Business. We believe that Mr. Gullard’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Lloyd Sems was elected to the Board on June 2, 2008. He has served as a member of the Compensation Committee since July 10, 2008, as Chairperson of the Nominating/Corporate Governance Committee of the Board since May 20, 2009 and as a member of its Review Committee since June 24, 2016. Since October 2003, he has served as president of Sems Capital, LLC and of Capital Edge, LLC, both of which he founded. Previously, Mr. Sems served as director of research and portfolio manager for Watchpoint Asset Management, and he served on the board of directors of EMAK Worldwide, Inc. from February 2010 to April 2010 and Sport-Haley, Inc. from April 2009 to November 2012. Mr. Sems also serves on the board of directors of CYCC Cyclacel, which he joined in May 2011. Mr. Sems holds a B.S. in business administration and finance from Albright College. We believe that Mr. Sems’s knowledge of the securities and capital markets, as well as his experience as one of the Company’s larger long term stockholders, is invaluable to our Board’s discussions of the Company’s strategic, capital and liquidity needs.

Michael J. Casey was elected to the Board on October 7, 2010, and was appointed as a member of the Nominating/Corporate Governance Committee and as Chairperson of the Audit Committee on October 8, 2010 and as a member of its Review Committee on June 24, 2016. Since 2006, Mr. Casey has been a partner at TechCXO, a professional services firm that provides financial, strategic and operational consulting services. From 2005 to 2006, Mr. Casey served as the chief operating officer and chief financial officer for Reflex Security, Inc., a privately held provider of security virtualization management solutions. From 2001 to 2005, Mr. Casey served as chief financial officer for MAPICS, Inc., a publicly traded provider of enterprise resource planning software for the discrete manufacturing industries. Previously, Mr. Casey served as executive vice president, chief financial and administrative officer of iXL Enterprises, Inc., a publicly traded professional services firm, chief financial officer of Manhattan Associates, Inc., a publicly traded provider of supply chain executive solutions, and chief financial officer of IQ Software Corporation, a publicly traded provider of business intelligence software. Mr. Casey holds a B.B.A. degree in accounting from The University of Georgia. We believe that Mr. Casey’s financial and operational experience, particularly with respect to the software industry, will be essential to the Board’s business and operational discussions.

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Independence of the Board of Directors

The Board has determined that, other than Messrs. Brodsky and Stakenas, each of the Company director nominees standing for election has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined by the applicable rules of the NASDAQ Capital Market (“NASDAQ”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Board Leadership Structure

We currently have separate individuals serving as Chairman of our Board of Directors and our principal executive officer. Mr. Brodsky has served as Chairman of our Board of Directors since August 6, 2013. Mr. Stakenas has served as our President and Chief Executive Officer since June 3, 2015. Our Corporate Governance Guidelines do not require the positions of Chairman and Chief Executive Officer to be separate, and the Board believes that it is important to maintain flexibility to choose the leadership structure that best meets the needs of the company and its stockholders based on the circumstances existing at the time and the qualifications of available individuals. However, the Board also believes the separation of these positions has served our company well and has no plans to change this separation at the present time.

The leadership of the Board of Directors includes the Chairman of the Board and the Chairpersons of each of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. The Board conducts much of its work through its three principal standing committees—Audit, Compensation and Nominating/Corporate Governance—to which the Board has delegated authority and responsibilities in accordance with the committees’ respective charters. The Chairperson of each committee is independent and was appointed by the full Board.

Risk Oversight

Risk is inherent with every business and we face a number of risks, including strategic, financial, operational, legal/compliance and reputational risks. Our management is responsible for the day-to-day management of the risks that we face. Our Board of Directors as a whole has responsibility for the oversight of enterprise risk management, with the oversight of certain risk areas delegated to board committees. For instance, our Compensation Committee is responsible for assessing risks associated with our compensation programs, and our Audit Committee is responsible for overseeing management of certain financial and regulatory risk areas. The Board’s oversight role is supported by management reporting processes that are designed to provide the Board and committees visibility into the identification, assessment, and management of critical risks. The Board is kept informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board. Our Board’s role in risk oversight is consistent with the Board’s leadership structure, with the members of management having responsibility for assessing and managing our risk exposure, and the Board and committees of the Board providing oversight in connection with those efforts.

Board of Directors Meetings and Committees

During the fiscal year ended March 31, 2016, the Board of Directors held six meetings. For the fiscal year, each of the directors attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he had been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served during the periods that he served. We encourage our directors to attend our annual stockholders meetings. Last year, all of the directors then serving attended the Company’s annual stockholders meeting, either in person or by audio conference.

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Stockholder Communications with the Board of Directors

The Board provides a process for stockholders of the Company to send communications to the Board. Stockholders may communicate with the Board as a whole, with a committee of the Board, or with an individual director by sending a letter to the Company’s Corporate Secretary at Determine, Inc., 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032. Each such communication should set forth (i) the name and address of such stockholder, as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (ii) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner. The Secretary will forward any such communication to the Board generally or to a particular director, subject to screening out communications that (i) are solicitations for products and services, (ii) matters of a personal nature not relevant for stockholders or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board and the Company.

Audit Committee

During the fiscal year ended March 31, 2016, the Audit Committee held one meeting. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s registered independent public accounting firm, the performance of the Company’s registered independent public accounting firm and the accounting practices of the Company.

The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard. The Board of Directors has determined that all persons who served as members of the Company’s Audit Committee are or were independent as defined under NASDAQ Rule 5605(a)(2) and Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board has determined that Mr. Casey is an audit committee financial expert within the meaning of applicable SEC rules.

The Audit Committee acts pursuant to a written charter, which is available on the Company’s website at http://investor.determine.com.

Compensation Committee

During the fiscal year ended March 31, 2016, the Compensation Committee did not hold any formal meetings but its Chairman and members of the Committee have routinely provided input and recommendations to the Board. The Compensation Committee makes recommendations to the Board regarding the compensation of the Board members, reviews the performance of the executive officers of the Company, establishes compensation programs for such officers and determines their compensation, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the Company’s 2015 Equity Incentive Plan and 2001 Supplemental Plan, and administers the 1999 Employee Stock Purchase Plan.

The current members of the Compensation Committee are Messrs. Gullard (Chairperson), Howe and Sems. During the fiscal year ended March 31, 2016, the Compensation Committee was composed of three independent directors, as the term “independent director” is defined by the NASDAQ listing standards, including three “Non-Employee Directors” as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934.

The Compensation Committee acts pursuant to a written charter, which is available on the Company’s website at http://investor.determine.com.

The Compensation Committee has not used the services of outside consultants since the beginning of fiscal year 2010. While the Compensation Committee has the authority to delegate responsibilities to a sub-committee, it has not done so since the beginning of fiscal year 2010. The Compensation Committee has frequently consulted the Company’s officers and the Chairman of the Board, and these individuals have made recommendations with regard to the compensation of officers other than themselves, but the final decisions are made solely by the committee members.

Nominating/Corporate Governance Committee

During the fiscal year ended March 31, 2016, the Nominating/Corporate Governance Committee held one meeting. The Nominating/Corporate Governance Committee is charged with reviewing, acting on and reporting to the Board with respect to overseeing the search for, evaluation of, and nomination of directors for service on the Board and its committees, including candidates nominated by stockholders. In addition, the Nominating/Corporate Governance Committee is charged with evaluating the performance of the Board, reviewing its composition and structure, and overseeing and implementing continuing education programs.

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The current members of the Nominating/Corporate Governance Committee are Messrs. Casey, Howe and Sems (Chairperson).

The charter of the Nominating/Corporate Governance Committee acts pursuant to a written charter, which is available on the Company’s website at http://investor.determine.com.

In evaluating existing directors and nominees for director candidates to recommend to the Board, the Nominating/Corporate Governance Committee will take into account the appropriate skills and guidelines required of Board members in the context of the current make-up of the Board. These guidelines and skills of the Board, as a whole, may include:

●	various and relevant career experience;

●	relevant skills, such as an understanding of the software industry;

●	financial expertise;

●	diversity; and

●	local and community ties.

The minimum qualifications and skills that each director should possess include:

●	the highest professional and personal ethics and values;

●	broad experience at the policy-making level in business, government, education, technology or public interest;

●	a commitment to enhancing stockholder value; and

●	sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.

The Nominating/Corporate Governance Committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of these factors. Neither the Nominating/Corporate Governance Committee nor the Board of Directors has a specific policy with regard to the consideration of diversity in identifying director nominees. However, both may consider the diversity of background and experience of a director nominee in the context of the overall composition of the Board of Directors at that time, such as diversity of knowledge, skills, experience, geographic location, age, gender, and ethnicity. In general, the Nominating/Corporate Governance Committee seeks director nominees with the talents and backgrounds that provide the Board of Directors with an appropriate mix of knowledge, skills and experience for the needs of the Company’s business. The Nominating/Corporate Governance Committee and the Board of Directors discuss the composition of directors on the Board, including diversity of background and experience, as part of the annual Board evaluation process.

The Nominating/Corporate Governance Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity on the Board, contributing to the Board’s ability to work effectively as a collective body, while providing the Company with the benefits of familiarity and insight into the Company’s affairs that its directors have developed over the course of their service. Accordingly, consistent with past Company practice, the Nominating/Corporate Governance Committee will first consider recommending incumbent directors who wish to continue to serve on the Board for re-election at the Company’s Annual Meeting of stockholders.

In determining whether to recommend a director for re-election, the Nominating/Corporate Governance Committee will also consider, among other criteria, the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as the director’s age and changes in his or her principal occupation or professional status.

In situations where the Nominating/Corporate Governance Committee determines not to recommend an incumbent director for re-election, an incumbent director declines to stand for re-election, or a vacancy arises on the Board for any reason (including the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board), the Nominating/Corporate Governance Committee may commence a search for new director nominees. The Nominating/Corporate Governance Committee may, in its discretion, consider bona fide candidates from all relevant sources, including stockholders, current Board members, professional search firms, who may pay a fee to assist with the identification and evaluation of potential candidates for director, and other persons.

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The nominees to the Board have been recommended for nomination by the Nominating/Corporate Governance Committee for inclusion in this proxy statement and on the Company’s proxy card.

Recommendation of Nominees by Stockholders

The Company’s Corporate Governance Guidelines specify that the Board will consider all bona fide director candidates nominated by stockholders and establish procedures by which stockholders may submit recommendations of director candidates. These procedures are as follows:

●	To recommend a candidate for election to our Board, a stockholder must notify our Nominating/Corporate Governance Committee by writing to our General Counsel.

●	The stockholder’s notice must set forth the following information:

(i) To the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which such individual is a nominee for election to the Board;

(ii) The director candidate’s written consent to (A) if selected, be named in the Company’s proxy statement and proxy and (B) if elected, to serve on the Board; and

(iii) Any other information that such stockholder believes is relevant in considering the director candidate.

Stockholders wishing to submit director candidates for consideration by the Nominating/Corporate Governance Committee should also comply with the notice and information requirements of the Company’s bylaws, a copy of which was filed as an exhibit to the quarterly report on Form 8-K dated October 19, 2015, as discussed below. See “Stockholder Proposals for 2017 Annual Meeting - Requirements for Stockholder Proposals to be Brought Before the Annual Meeting.” Among other things, such stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

The Nominating/Corporate Governance Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates. In addition, the Committee may also consider, as one of the factors in its evaluation, the amount of Company voting stock held by the stockholder and the length of time the stockholder has held such stock. The Nominating/Corporate Governance Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate.

Code of Ethics

The Board of Directors has adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers and a Code of Business Conduct applicable to all directors, officers and employees of the Company pursuant to applicable rules of the SEC and the listing standards of the NASDAQ. The Code of Ethics for Chief Executive Officer and Senior Financial Officers and Code of Business Conduct can be found on our website, at http://investor.determine.com.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company is asking the stockholders to ratify the appointment of Armanino LLP (“Armanino”) as the Company’s registered independent public accounting firm for the fiscal year ending March 31, 2017.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Armanino has audited the Company’s financial statements since September 21, 2005. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

A summary of the fees paid to Armanino during the prior fiscal year is contained in the section entitled “Audit Fees.”

Votes Required

The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Armanino.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO LLP TO SERVE AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2017.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

(SAY ON PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires us to hold an advisory vote on the compensation of our executive officers, as disclosed in this proxy statement in accordance with the rules of the SEC. As described elsewhere in this proxy statement, we try to design our executive officer compensation programs to attract, motivate and retain the key executives who will drive the creation of stockholder value.

Please read the “Executive Compensation” section of this proxy statement, beginning on page 26. That section of the proxy statement, which includes our executive officer compensation tables and related narrative discussion, provides details on our compensation programs and policies for our executive officers. We believe that the Company’s compensation policies and procedures do not create undue risk nor are they excessive in an amount or nature.

We are requesting stockholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal (the “Say On Pay Proposal”) gives our stockholders the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation through the following resolution:

“RESOLVED, that the stockholders approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2016 annual meeting.”

As provided in the Securities Exchange Act, the vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor creating or implying any additional fiduciary duty by the Board, nor be construed to restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” approval of the compensation of executive officers as described in the tabular disclosure regarding named executive officer compensation in this proxy statement.

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PROPOSAL NO. 4

Amendment TO the Determine, Inc. 2015 Equity Incentive Plan

Background

The Compensation Committee of the Board of Directors has approved, subject to stockholder approval, an amendment to the 2015 Equity Incentive Plan (the “2015 Plan”) to increase by 2,500,000 the number of shares of common stock available for issuance under the 2015 Plan, for an aggregate total of 4,000,000 shares (reduced by the number of awards granted under the 1999 Equity Incentive Plan (as amended and restated from time to time), or the “Predecessor Plan”, after March 15, 2015 and before the 2015 Plan’s Effective Date). At present, the 2015 Plan provides that the total number of shares of common stock reserved and available for issuance pursuant to awards under the plan is 1,500,000 (reduced by the number of awards granted under the Predecessor Plan after March 15, 2015 and before the 2015 Plan’s Effective Date). As of May 31, 2016, there were a total of 2,804,655 shares subject to outstanding awards under the 2015 Plan, of which 1,305,706 were subject to the adoption by the Company’s stockholders of the proposed amendment increasing the 2015 Plan by an amount having sufficient shares authorized, 1,672,533 were granted not subject to the adoption by the Company’s stockholders of the proposed amendment and 93,678 remaining shares reserved for issuance under the 2015 Plan. The Board of Directors believes that it is essential to have a sufficient number of reserved shares available for issuance under the 2015 Plan to compensate and incentivize the Company’s employees, directors, and officers, and the Board of Directors and Compensation Committee believe that the proposed increase will provide a sufficient number of available shares of common stock for future granting needs to help the Company achieve the purposes of the 2015 Plan.

The proposed amendment amends and restates Section 4.1 of the 2015 Plan in its entirety to read as follows:

“4.1   Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to Awards shall be equal to four million (4,000,000) (reduced by the number of awards granted under the Predecessor Plan after March 15, 2015 and before the Plan’s Effective Date) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.”

Note, the above number is increased in accordance with the terms of the 2015 Plan (summarized below) by certain amounts which may become available as a result of forfeitures and other actions under the Predecessor Plan.

The proposed amendment also amends and restates Section 5.3(a)(i) of the 2015 Plan in its entirety to read as follows:

“(i)     Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Sections 4.2, 4.3, and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed four million seven hundred thousand (4,700,000).”

Reasons for the Amendment to the 2015 Plan

The amendment to the 2015 Plan is intended to ensure that a sufficient reserve of shares of common stock remains available to allow the Company to continue to use equity incentives to attract and retain the services of qualified employees, directors, and officers of the Company and its subsidiaries whom are essential to the Company’s long-term growth and success. The Company relies on equity incentives in the form of grants of performance awards, restricted stock, stock appreciation rights, stock options, bonus awards, deferred stock, or any combination of the foregoing, in order to attract and retain employees, directors, and officers of the Company and its subsidiaries, and the Company believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for talented employees, directors, and officers.

As of May 31, 2016, only 93,678 shares reserved for issuance under the 2015 Plan remained. 2,978,239 shares were granted under the 2015 Plan in fiscal year 2016, of which 1,305,706 were granted subject to the adoption by the Company’s stockholders of the proposed amendment increasing the 2015 Plan by an amount having sufficient shares authorized and 1,672,533 were granted not subject to the adoption by the Company’s stockholders of the proposed amendment. Thus, to effect the grants of 1,305,706 shares subject to the adoption by the Company’s stockholders of the proposed amendment and for grants expected to be made by the Company in fiscal year 2017 and beyond, additional authorized shares are necessary for the Company to meet the Compensation Committee’s compensation objectives in future years. As a result, the Company is seeking stockholder approval of the proposal to amend the 2015 Plan to increase the number of shares authorized for issuance thereunder. When the 2015 Plan was adopted, we initially believed the share reserve was sufficient for three years. However, as a result of the Company’s aggressive cash management program and substantial use of equity awards in lieu of cash compensation, combined with the decrease in the Company’s stock price which reduces the value of each full value equity award, we now feel it is necessary to request this increase.

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If the foregoing amendment is approved by the Company’s stockholders, the 2015 Plan will remain in effect until terminated by the Company or until all shares available for award under the 2015 Plan have been granted. If the amendment to the 2015 Plan is not approved by our shareholders, then the 2015 Plan will continue in existence in its current state.

Historical Use of Equity

The following table sets forth the number of shares outstanding under the Company’s 1999 and 2015 equity plans, inducement awards, and the number of shares we are asking stockholders to authorize for future issuance under the amendment to the 2015 Plan, along with the potential equity dilution represented by the outstanding shares and shares available for future awards as a percentage of the common shares outstanding (determined on a fully diluted basis).

	Total Shares	Equity Dilution: Total Shares as a Percent of Total Common Shares Outstanding(1)(2)
Shares outstanding under 1999 Plan	309,349	1.83%
Shares outstanding under 2015 Plan	1,498,949	8.89%
Shares outstanding under inducement awards	1,187,207	7.04%
Shares authorized under amendment to 2015 Plan	2,500,000	14.83%
Total	5,495,505	32.59%

(1)

Determined on a fully diluted basis, meaning the total shares issuable under the 1999 and 2015 equity plans, the inducement awards, and the number of shares we are asking stockholders to authorize for future issuance under the amendment to the 2015 Plan are also included in total common shares outstanding.

(2)	Based on total common shares outstanding at June 16, 2016 of 11,366,240.

As shown in the table above, if the adoption of the amendment of the 2015 Plan is approved, the maximum aggregate number of shares authorized under the 2015 Plan would, in conjunction with shares outstanding under the predecessor plans and as inducement awards, represent a combined total of about 33.27% of the number of shares of our total common stock outstanding on June 16, 2016, determined on a fully diluted basis. Among the factors the Board of Directors and Compensation Committee considered in determining the appropriate size of the share pool for the amendment to the 2015 Plan was the Company’s prior grant history of and its use of equity, the Company’s need to conserve cash and use of equity compensation in lieu of cash, the total potential dilution that could result from the 2015 Plan as well as potential grants of additional inducement awards. This was based in part on forecasts of our anticipated growth rate for the next few years as well as future stock price scenarios. Based on this analysis, we believe the amendment to the 2015 Plan’s share reserve will be sufficient for us to make grants of equity incentive awards under the 2015 Plan through approximately December 2017. Of course, however, changes in business practices, industry standards, our compensation strategy, or equity market performance could alter this projection. In addition, we are growing rapidly, and, as a result, our equity-related employee population is also growing. Accordingly, although the requested authorized share reserve is designed to accommodate equity compensation needs under a variety of scenarios, under some scenarios the reserve could prove to be insufficient for this period, in which case the stockholders would have the opportunity to either approve or disapprove any further additions to the requested share reserve.

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The following table sets forth the number of shares we have granted (both under our equity plans and as inducement awards) during our last three fiscal years and our annual and three-year average burn rate (gross number of shares granted during the year divided by weighted common shares outstanding).

	Fiscal 2016	Fiscal 2015	Fiscal 2014	Three-Year Average
Stock Options Granted	2,283	761	316	1,120
RSUs and Restricted Stock Granted	190	234	530	318
Weighted Average Common Shares Outstanding	10,482	7,277	3,844	7,210
Burn Rate	23.59%	13.67%	22.01%	19.76%

Summary of the 2015 Plan

The following summarizes the principal features of the 2015 Plan, which is set forth in its entirety as Appendix A to this proxy statement. The following summary is qualified in its entirety by reference to Appendix A.

General. The purpose of the 2015 Plan is to advance our interests and our stockholders by providing an incentive program that will enable us to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of our company. These incentives are provided through the grant of stock options, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, and cash-based awards.

Authorized Shares. The maximum number of shares of stock that may be issued under the 2015 Plan pursuant to awards shall be equal to 1,500,000 shares, which would increase to 4,000,000 shares if this Proposal No. 4 is approved by the Company’s stockholders, less one share for every one share of stock subject to an award granted under the Predecessor Plan on or after March 10, 2015 and prior to the 2015 Plan’s effective date. As of May 31, 2016, 93,678 shares were available for new awards. The Compensation Committee has the full authority to determine the number of shares subject to awards. At May 31, 2016, the closing price of our shares of common stock as quoted on the NASDAQ Capital Market was $1.16 per share. As a result, as of May 31, 2016, the market value of the shares of common stock that remain available for issuance under the 2015 Plan was $108,666. The number of shares available for grant under the 2015 Plan is increased by certain amounts which may become available as a result of forfeitures and other actions under the Predecessor Plan as described below.

Share Counting. If (a) an outstanding award under the 2015 Plan for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of stock acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the participant’s purchase price, or (b) after March 10, 2014 an outstanding award under the Predecessor Plan expires, is terminated or canceled without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture or repurchase under the Predecessor Plan are forfeited or repurchased by us for an amount not greater than the holder’s purchase price, then in each case the shares of stock allocable to the terminated portion of such award or such forfeited or repurchased shares of stock (or award or shares under the Predecessor Plan) shall again be available for issuance under the 2015 Plan. Shares of stock shall not be deemed to have been issued pursuant to the 2015 Plan with respect to any portion of an award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations applicable to awards granted under the Predecessor Plan or the 2015 Plan shall not again be available for issuance under the 2015 Plan. If the exercise price of an option under the 2015 Plan is paid by tender, or attestation to the ownership, of shares owned by the participant, or by means of a net-exercise, the number of shares available for issuance under the 2015 Plan shall be reduced by the gross number of shares of stock for which the option is exercised. Shares reacquired by us on the open market or otherwise using cash proceeds from the exercise of options shall not be added to the shares authorized for grant under the 2015 Plan.

Any shares that again become available for grant under the 2015 Plan shall be added to the share reserve as one share for every one share subject to an equity award.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2015 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the 2015 Plan to adjust other terms of outstanding awards as it deems appropriate.

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Award Limits. As described above, in order to enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the 2015 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year which are intended to qualify as performance-based awards under Section 162(m) of the Code, as follows:

General share Limitation:	300,000 shares (or if applicable, 300,000 shares per fiscal year in the performance period).

New hires:	The above limits are each increased to 500,000.

Cash-based awards:	$2,500,000 per fiscal year in the performance period.

The above limitations are subject to adjustment in the event of changes in our capital structure, as outlined above. In addition, to comply with applicable tax rules, the 2015 Plan also limits to 2,200,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the 2015 Plan; as adjusted in accordance with the terms of the 2015 Plan, which would be increased to 4,700,000 shares if this Proposal No. 4 is approved by the Company’s stockholders.

In addition, notwithstanding any other provision of the 2015 Plan to the contrary, grants of awards to any non-employee director are limited to 60,000 shares per calendar year (90,000 for the calendar year in which the individual first becomes a non-employee director).

Administration. The 2015 Plan generally will be administered by the Compensation Committee of our Board of Directors, although our Board of Directors retains the right to appoint another of its committees to administer the 2015 Plan or to administer the 2015 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2015 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2015 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) of the Code or otherwise provided by the 2015 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The 2015 Plan provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2015 Plan. All awards granted under the 2015 Plan will be evidenced by a written or digitally signed agreement between us and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2015 Plan. The Committee will interpret the 2015 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2015 Plan or any award.

Prohibition of Option Repricing. The 2015 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options (except in connection with adjustments for capital changes discussed above): (1) either the cancellation of such outstanding options in exchange for the grant of new options at a lower exercise price or the amendment of outstanding options to reduce the exercise price, (2) the issuance of new “full value awards” generally, awards other than appreciation awards) in exchange for the cancellation of such outstanding options, or (3) the cancellation of such outstanding options in exchange for payments in cash. For the avoidance of doubt, this repricing prohibition also applies to restricted stock purchase rights that require the participant to purchase shares for monetary consideration equal to their fair market value at grant.

Eligibility. Awards may be granted to our employees, directors, and consultants or any present or future parent or subsidiary corporation or other affiliated entity. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of us, or any parent or subsidiary corporation of us. As of March 31, 2016, we had approximately 140 employees, including 3 executive officers, and 4 non-employee directors who would be eligible under the 2015 Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of us (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On May 31, 2016, the closing price of our common stock as reported on the NASDAQ Capital Market was $1.16 per share.

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The 2015 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to us of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by us, through the participant’s surrender of a portion of the option shares to us.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2015 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2015 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee, and provided further that such transfer is not for consideration. No dividend equivalents shall be paid with respect to Options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the 2015 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to us rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units. The Committee may grant restricted stock units under the 2015 Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to us. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between us and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

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Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of our company and each subsidiary corporation consolidated with us for financial reporting purposes, or such division or business unit of us as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: (i) revenue; (ii) sales; (iii) expenses; (iv) operating income; (v) gross margin; (vi) operating margin; (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (viii) pre-tax profit; (ix) net operating income; (x) net income; (xi) economic value added; (xii) free cash flow; (xiii) operating cash flow; (xiv) balance of cash, cash equivalents and marketable securities; (xv) stock price; (xvi) earnings per share; (xvii) return on stockholder equity; (xviii) return on capital; (xix) return on assets; (xx) return on investment; (xxi) total stockholder return; (xxii) employee satisfaction; (xxiii) employee retention; (xxiv) market share; (xxv) customer satisfaction; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; and (xxix) completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code (with respect to awards intended to qualify as performance-based awards under Section 162(m) of the Code). However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Dividends and Dividend Equivalents on Performance Awards. In its discretion, the Committee may provide for a participant awarded performance shares of to receive dividends or dividend equivalent rights with respect to cash dividends paid on our common stock, however, such rights shall only vest if, and to the extent, the underlying awards vest.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or other agreement with the Company, the 2015 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2015 Plan) becoming the direct or indirect beneficial owner of more than 50% of our voting stock; (b) a liquidation or dissolution of us; or (c) a consolidation, share exchange, reorganization or merger of us resulting in the stockholders of us immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event; or (d) the sale or other disposition of all or substantially all the assets of us (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization.

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If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. In general, awards which are not assumed, substituted for or otherwise continued, in connection with a Change in Control will have their vesting accelerate in full such that the Award will be 100% vested and nonforfeitable effective upon the consummation of the Change in Control. In general, any awards which are not assumed, substituted for or otherwise continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2015 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by any non-employee director will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code. Certain awards granted under the 2015 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A of the Code. Any such awards will be required to comply with the requirements of Section 409A of the Code. Notwithstanding any provision of the 2015 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2015 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A of the Code.

Amendment, Suspension or Termination. The 2015 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2015 Plan following the tenth anniversary of the date the 2015 Plan was adopted by the Board of Directors. The Committee may amend, suspend or terminate the 2015 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2015 Plan, change the class of persons eligible to receive incentive stock options, permit (or amend to permit) repricings, or require stockholder approval under any applicable law. No amendment, suspension or termination of the 2015 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2015 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

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Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may generally elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Interests of Certain Persons in the Action Taken

Each of the Company’s directors and executive officers is a potential recipient of awards under the 2015 Plan. As of the date of this Proxy Statement, the Board of Directors had previously authorized the grant of options to purchase up to 1,305,706 shares of our common stock to our executive officers and certain key employees contingent upon approval of the amendment to the 2015 Plan as described herein, and we expect the Board of Directors or its Compensation Committee may grant additional awards to the Company’s directors and executive officers in accordance with the Company’s current compensation policies and programs discussed in this Proxy Statement. See “Executive Compensation” beginning on page 26 below. Consequently, the increase in the number of shares available for issuance under the 2015 Plan pursuant to the proposed amendment will result in awards being made to our directors and executive officers.

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Awards Granted Under the 2015 Plan

The table below summarizes all of the equity awards of any kind made under the 2015 Plan to our NEOs, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees of the Company, including all current officers who are not executive officers, as a group from the time the 2015 Incentive Plan became effective in 2015 through the Record Date.

Name	Equity Awards
NEO: Michael Brodsky	50,000
NEO: Patrick Stakenas	429,340
NEO: John Nolan	152,072
Total, NEOs	631,412
Total, All Employees	1,645,865
Total, Non-executive Directors	26,668

New Plan Benefits

The executive officers, directors, and employees of the Company or any of its subsidiaries who will participate in the 2015 Plan, and the awards that may or will be made to any of them in the future, are to be determined in the discretion of the Compensation Committee and are not determinable at this time except that the table below summarizes all of the awards granted subject to the adoption by the Company’s stockholders of the proposed amendment increasing the 2015 Plan by an amount having sufficient shares authorized.

Name	Equity Awards
NEO: Patrick Stakenas	489,639
NEO: John Nolan	97,928
Total, NEOs	587,567
Total, All Employees	1,305,706
Total, Non-executive Directors	0

The awards granted in the table above are subject to the approval of such shares by the Company’s stockholders, and which shares if not approved by the Company’s stockholders will be null and void and not deemed to be issuable.

Votes Required

The affirmative vote of a majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting is required to approve the amendment to the 2015 Plan to increase the number of shares of common stock available for issuance thereunder by 2,500,000 shares from 1,500,000 to 4,000,000. Abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the amendment to the 2015 Plan.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” approval of the amendment to the 2015 equity incentive plan in this proxy statement.

REPORT OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee serves as the representative of the Board of Directors for general oversight of the financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct. In addition, the Audit Committee annually appoints an independent registered public accounting firm to audit the financial statements of the Company. The current members of the Audit Committee are Messrs. Casey (Chairperson), Howe and Gullard. Mr. Howe was appointed to the Audit Committee in January 2009. Messrs. Casey and Gullard were appointed to the Audit Committee in October 2010. Mr. Casey was appointed Chairperson of the Audit Committee on October 8, 2010.

The Company’s management has primary responsibility for preparing the Company’s financial statements and financial reporting process. On September 21, 2005, the Company engaged Armanino as its independent registered public accounting firm. Armanino is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States since the date of its engagement. The Audit Committee has general oversight responsibility with respect to the financial reporting process and the overall scope of the Company’s audit, and it reviews the results of the audit as well as other services provided by the Company’s independent registered public account firm. As part of this process, the Audit Committee meets periodically with representatives of Armanino, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of our financial reporting.

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In this context, the Audit Committee hereby reports as follows:

●

The Audit Committee has reviewed and discussed with the Company’s management and Armanino the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016. This review included a discussion of the quality and the acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements.

●

The Audit Committee has discussed with Armanino, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters required to be discussed by SAS No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

●

The Audit Committee discussed with Armanino their independence from the Company and its management. The Audit Committee has received the written disclosures and the letter from Armanino required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with Armanino its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2016 be included in the Company’s Annual Report on Form 10-K for that fiscal year for filing with the SEC.

Submitted by the following members of the Audit Committee:

Michael Casey, Chairperson J. Michael Gullard Alan Howe

Audit Fees

Our Audit Committee selected Armanino as our independent registered public accounting firm for the fiscal year ended March 31, 2016. The following table sets forth the aggregate fees we paid to Armanino, for professional services provided during our fiscal years ended March 31, 2015 and 2016.

	Fiscal 2015	Fiscal 2016

Audit fees(1)	$558,188	$577,360
Audit-related fees(2)
Tax fees(3)	$94,423	$113,059
All other fees(4)	$456,136	340,082
Total fees	$1,108,747	$1,030,501

________________

(1)

Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements that are normally provided by Armanino in connection with regulatory filings or engagements.

(2)	Audit-related fees relate to assurance and related services that are reasonably related to the audit or review of our financial statements.

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(3)	Tax fees consist of fees for tax planning and tax compliance services.

(4)	Other fees are comprised of fees for services provided by the Company’s principal accountant related to the acquisition of b-pack.

Section 10A(i)(1) of the Exchange Act requires that all audit and non-audit services to be performed by the Company’s independent registered public accounting firm be approved in the advance by the Audit Committee, subject to certain exceptions to non-audit services accounting for less than five percent of the total fees which are subsequently ratified by the Audit Committee (the “De Minimis Exception”). Pursuant to Section 10A(i)(1) of the Exchange Act, the Audit Committee has established procedures by which it pre-approves such services at each regularly scheduled meeting. None of the non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

EXECUTIVE OFFICERS

The following table sets forth, as of July 7, 2016, the names and certain information concerning our executive officers:

Name	Age	Position
Michael Brodsky	48	Executive Chairman
Patrick Stakenas	56	President, Chief Executive Officer
John Nolan	52	Chief Financial Officer

Michael Brodsky was elected to the Board on October 7, 2010. Previously, Mr. Brodsky served on the Board’s Compensation Committee from October 8, 2010 until July 3, 2014 and as a member of its Review Committee from November 15, 2011 until June 24, 2016. Since 2013, Mr. Brodsky has also served as the managing partner of Vajra Asset Management, LLC, an investment management firm. From 2008 to 2010, Mr. Brodsky was chairman and chief executive officer and a director of Youbet.com, Inc., an online horse racing and betting website acquired in 2010 by Churchill Downs Incorporated, a publicly traded provider of racetracks, casinos, off-track betting and online wagering services. Mr. Brodsky served as a member of the board of directors, and as a member of the Executive Committee of Churchill Downs from 2010 to 2012. From 2005 to 2011, Mr. Brodsky was the managing partner of New World Opportunity Partners, LLC, an investment firm. Mr. Brodsky has also served as a director of Genesis Land Development Corporation, a residential land developer and home builder in Calgary, Canada, with shares listed on the Toronto Stock Exchange, since June, 2012, as a director of Trans World Corporation, a publicly traded company that owns and operates casinos in the Czech Republic, since September, 2013, and he has served as Chairman of the Board of Trans World since June of 2014. He also has served as the Lead Director of IDSystems a publicly traded company that provides RFID wireless solutions for tracking high-value assets, since June of 2014. Since November 2015, he has also served on the board of directors of Spark Networks, Inc., a niche-oriented community website. Mr. Brodsky received a Bachelor of Arts degree from Syracuse University, a law degree from Northwestern University School of Law and a Masters in Business Administration from the JL Kellogg Graduate School of Management School of Business at Northwestern University. We believe that Mr. Brodsky’s prior positions and experience as an investor, manager and attorney with experience in software, e-commerce, and online media and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

Patrick Stakenas was appointed President and Chief Executive Officer of the Company and a member of the Board of Directors on June 3, 2015. Previously, Mr. Stakenas served as the Company’s Chief Strategy Officer since January 2014. Prior to joining the Company, Mr. Stakenas was a Gartner Analyst authoring forward-looking strategies that helped enterprises and vendors shape their future technology offerings. He has been involved with enterprise-supporting technology for almost 20 years. Having founded ForceLogix Technologies Inc. in 2005, he led the company to a successful IPO and ultimate acquisition by CallidusCloud in 2011. Mr. Stakenas formerly served in executive roles at CCC Information Services, FileNet, Inc., and OpenText Corporation. Mr. Stakenas served for 14 years with RR Donnelly, prior to its acquisition by Moore Corporation Ltd., in various management and executive roles. Mr. Stakenas holds a Bachelor’s degree in Business Administration and Marketing from Ferris State University and an Executive Management Certificate from Northwestern’s Kellogg School of Business.

John Nolan was appointed as our Chief Financial Officer on October 7, 2015. Prior to joining the Company, Mr. Nolan was the President of Quadel Consulting Corporation since 2013. Mr. Nolan joined Quadel Consulting Corporation in 2006 and previously served as its Executive Vice President, Chief Financial Officer, Chief Operating Officer and Vice President. Prior to joining Quadel, Mr. Nolan held various senior management positions with MCI Inc., including Vice President of Corporate Finance for MCI Telecommunications Inc. and Vice President of Corporate Finance for the MCI Group. He was responsible for planning, segment reporting, and profitability modeling for the $21 billion company, and led MCI's restructuring efforts by creating the financial plan of reorganization. During his fifteen-year tenure at MCI, he also oversaw the purchase and integration of several companies and held various other accounting and finance management positions. Prior to joining MCI, he held accounting positions at IBM, where he worked from 1988 to 1990. Mr. Nolan has spoken on financial leadership and cost analysis at Chief Financial Officer Magazine, Better Management Live and IDC conferences. The costing systems he put in place at MCI received the 2004 Enterprise Intelligence award from the software company SAS. Mr. Nolan has a Bachelor’s degree in Management from Tulane University and a Master’s degree in Business Administration from the University of Texas at Austin. Mr. Nolan earned his CPA license in Virginia.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of June 27, 2016, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares, (ii) each of the Company’s current directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following tables does not necessarily reflect the person’s actual voting power at any particular date. The Company has relied upon the contents of statements filed with the SEC pursuant to Section 13(d) of the Exchange Act.

To the Company’s knowledge, except as indicated in the footnotes to these tables and pursuant to applicable community property laws, the persons named in the tables have sole voting and investment power with respect to all shares of the Company as beneficially owned by them.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Lloyd I. Miller III (1) 222 Lakeview Ave., Suite 160-365, West Palm Beach, FL 33401	4,165,177	31.75%
Common Stock	Austin W. Marxe and David M. Greenhouse (2) 527 Madison Avenue, Suite 2600, New York, NY, 10022	1,067,013	9.99%
Common Stock	Diker Management LLC (3) 730 Fifth Avenue, 15th Floor, New York, NY 10019	1,184,350	9.99%
Common Stock	Alan Howe (4)	57,063	*
Common Stock	Lloyd Sems (5)	259,457	2.27%
Common Stock	Patrick Stakenas (6)	59,586	*
Common Stock	John Nolan	0	*
Common Stock	Michael J. Casey (7)	50,189	*
Common Stock	J. Michael Gullard (8)	49,324	*
Common Stock	Michael Brodsky (9)	326,569	2.83%
Common Stock	Blaine Mathieu (10)	7,978	*
Common Stock	Todd Spartz (11)	1,063	*
Common Stock	All executive officers and directors as a group (9 persons) (12)	811,229	6.97%

________________

* Less than 1% of the outstanding shares of Common Stock.

Note:	Percentage of ownership is based on 11,382,365 shares of Common Stock of the Company outstanding on June 27, 2016.

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(1)

Includes 4,165,177 shares beneficially held by Mr. Miller as of June 27, 2016. Mr. Miller has sole voting and dispositive power with respect to 1,992,167 of the reported securities (which includes 381,356 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of June 27, 2016 and 335,438 shares of Common Stock issuable upon the conversion of junior secured convertible notes convertible within 60 days of June 27, 2016) as a manager of a limited liability company that is the general partner of certain limited partnerships. Mr. Miller has sole voting and dispositive power with respect to 1,214,969 of the reported securities (which includes 147,853 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of June 27, 2016 and 335,438 shares of Common Stock issuable upon the conversion of junior secured convertible notes convertible within 60 days of June 27, 2016) as a manager of a limited liability company that is the investment advisor to the trustee of a certain family trust. Mr. Miller has sole voting and dispositive power with respect to 367,840 of the reported securities (which includes 120,856 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of June 27, 2016) as the trustee of certain family trusts. Mr. Miller has shared voting and dispositive power with respect to 2,100 of the reported securities as the investment advisor to the trustee of a family trust. Mr. Miller has shared voting and dispositive power with respect to 239,361 of the reported securities (which includes 79,787 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of June 27, 2016) as the agent under a general durable power of attorney with respect to shares of Common Stock held in a trust account. 348,740 of the reported securities are held directly by Mr. Miller (which includes 335,438 shares of Common Stock issuable upon the conversion of junior secured convertible notes convertible within 60 days of June 27, 2016). This information is based on a Schedule 13D/A filed by Mr. Miller on December 12, 2015.

(2)

Consists of (i) 320,792 shares of Common Stock and warrants to acquire 127,583 shares of Common Stock held by Special Situations Private Equity Fund, L.P. (“SSPEF”) of which warrants to acquire 127,583 shares of Common Stock are exercisable within 60 days of July 20, 2015 as a result of the beneficial ownership limitations included therein, (ii) 76,325 shares of Common Stock and warrants to acquire 33,069 shares of Common Stock held by Special Situations Technology Fund, L.P. (“SSFTech”) of which warrants to acquire 32,840 shares of Common Stock are exercisable within 60 days of July 20, 2015 as a result of the beneficial ownership limitations included therein, and (iii) 424,643 shares of Common Stock and warrants to acquire 184,601 shares of Common Stock held by Special Situations Technology Fund II, L.P. (“SSFTechII”) of which warrants to acquire 182,895 shares of Common Stock are exercisable within 60 days of July 20, 2015 as a result of the beneficial ownership limitations included therein. AWM Investment Company, Inc. (“AWM”) is the investment adviser to SSFPE, SSFTech and SSFTechII. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Marxe, Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the funds listed above.

(3)

Consists of (i) 95,833 shares of Common Stock and warrants to acquire 30,208 shares of Common Stock held by Diker Microcap Fund (“DMF”), of which warrants to acquire 30,208 shares of Common Stock are exercisable within 60 days of June 27, 2016, and (ii) 751,661 shares of Common Stock and warrants to acquire 306,648 shares of Common Stock held by Unterberg Koller Capital Fund LP (“UKC”), of which warrants to acquire 287,506 shares of Common Stock are exercisable within 60 days of June 27, 2016. Diker GP LLC is the general partner of DMF, and Diker-UKC GP LLC is the general partner of UKC. Diker Management LLC is the investment management company for DMF and UKC and shares voting and investment control over the portfolio securities of each fund. Charles M. Diker, Chairman of Diker Management LLC, and Mark N. Diker, Chief Executive Officer of Diker Management LLC, hold voting and investment power over the shares owned by DMF and UKC.

(4)

Includes 42,738 shares of Common Stock held by Mr. Howe, 11,666 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 27, 2016, and 2,659 shares of Common Stock issuable upon the exercise of a warrant exercisable within 60 days of June 27, 2016.

(5)

Includes 94,371 shares of Common Stock held by Mr. Sems, 11,666 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of June 27, 2016, and 153,420 shares of Common Stock held beneficially by Sems Strategic Value, LP and Sems Diversified Value, LP (including 15,000 shares of Common Stock issuable upon the exercise of a warrant exercisable within 60 days of June 27, 2016), of which Mr. Sems is the managing member of the general partner.

(6)

Includes 27,304 shares of Common Stock held by Mr. Stakenas, 29,450 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of June 27, 2016, and 2,832 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 27, 2016.

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(7)

Includes 39,197 shares of Common Stock held by Mr. Casey, 8,333 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 27, 2016, and 2,659 shares of Common Stock issuable upon the exercise of a warrant exercisable within 60 days of June 27, 2016.

(8)

Includes 24,919 shares of Common Stock held by Mr. Gullard, 8,333 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 27, 2016, and 16,072 shares of Common Stock held beneficially by The Gullard Family Trust (including 5,357 shares of Common Stock issuable upon the exercise of a warrant exercisable within 60 days of June 27, 2016), of which Mr. Gullard is the trustee.

(9)

Includes 87,389 shares of Common Stock held by Mr. Brodsky, 121,666 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 27, 2016, and 117,514 shares of Common Stock held beneficially by the Vajra Fund I, L.P. (including 39,171 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of June 27, 2016), of which Mr. Brodsky is the general partner.

(10)	Includes 5,319 shares of Common Stock held by Mr. Mathieu and 2,659 shares of Common Stock issuable upon the exercise of a warrant exercisable within 60 days of June 27, 2016.

(11)	Includes 1,063 shares of Common Stock issuable upon the exercise of a warrant exercisable within 60 days of June 27, 2016.

(12)

Includes 548,715 shares of Common Stock, 191,114 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 27, 2016, 2,832 shares of Common Stock issuable upon release of restricted stock units releasable within 60 days of June 27, 2016, and 68,568 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of June 27, 2016.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary

Our Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns management’s interests with those of our stockholders. Our Compensation Committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of improving stockholder value.

Fiscal 2016 Summary Compensation Table

The following table sets forth, for the last two fiscal years, the dollar value of all cash and non-cash compensation earned by each person who, for fiscal year 2016, may be considered a “named executive officer” under the rules of the SEC (the “Named Executive Officers”).

Name and Principal Position (10)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(11)	Option Awards ($)(1)(11)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(12)		Total ($)
John Nolan (3)	2016	125,000	-	-	87,481	-	295		212,776
Chief Financial Officer	2015	-	-	-	-	-	-		-
Michael Brodsky (4)	2016	150,000	-	-	84,000	-	176		234,176
Executive Chairman	2015	300,000	30,000	145,750	146,029	-	90		621,869
Patrick Stakenas (5)	2016	287,500	-	68,000	607,051	-	353		962,904
President and Chief Executive Officer	2015	-	-	-	-	-	-		-
Blaine Mathieu (6)	2016	50,000	-	-	-	-	150,082	(7)	200,000
President and Chief Executive Officer	2015	300,000	-	24,077	-	-	90		324,167
Todd Spartz (8)	2016	115,000	-	-	-	-	115,147	(9)	230,000
Chief Financial Officer and Secretary	2015	230,000	-	-	69,113	-	2,502		301,615

______________

(1)

The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal years shown, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 14 to the financial statements set forth in our annual report on Form 10-K filed on July 1, 2016 (Commission File No. 000-29637).

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(2)	The amounts in this column represent bonus payments based on the achievement of certain Company milestones.

(3)	Mr. Nolan’s employment with us started on October 7, 2015; accordingly, no compensation data exists for fiscal year 2015.

(4)

Mr. Brodsky was appointed Chairman and Interim Chief Executive Officer on August 6, 2013, and became an executive officer at that time. On December 4, 2013, Mr. Brodsky resigned as Interim Chief Executive Officer and was appointed as Executive Chairman.

(5)	Mr. Stakenas was appointed President and Chief Executive Officer on June 3, 2015, and became an executive officer at that time; accordingly, no compensation data is applicable for fiscal year 2015.

(6)	Mr. Mathieu resigned as President and Chief Executive Officer on June 3, 2015.

(7)	Comprised of a cash severance payment in the amount of $150,000 in connection with Mr. Mathieu’s separation from service to the Company, and life insurance premiums in the amount of $82.

(8)	Mr. Spartz resigned as Chief Financial Officer and Secretary on October 7, 2015.

(9)	Comprised of a cash severance payment in the amount of $115,000 in connection with Mr. Spartz’s separation from service to the Company, and life insurance premiums in the amount of $147.

(10)	The Company does not consider any other Company employees to be “named executive officers” as defined in Item 402(m) of Regulation S-K.

(11)	The material terms of the referenced grants are included in the footnotes to the Outstanding Equity Awards table below and incorporated herein by reference.

(12)	Comprised of life insurance premiums paid by the Company, unless otherwise noted in the footnotes above.

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Outstanding Equity Awards at Fiscal Year-End 2016

The following table sets forth information regarding outstanding equity awards as of March 31, 2016, for each of our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options- Exercisable (#)	Number of Securities Underlying Unexercised Options- Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights of Stock That Have Not Vested ($)(1)
Patrick Stakenas (2)	-	39,498		$6.14	6/15/2025			11,459	$21,266
		61,481		$6.14	6/15/2025	-	-	25,000	$46,250
		235,792		$1.64	2/23/2026			43,000	$79,550
		24,569		$1.64	2/23/2026

John Nolan (3)	-	100,000		$3.34	11/16/2025			-	$-
		52,072		$1.64	2/23/2026

Michael Brodsky (4)	5,000	-	-	$5.18	11/09/2020			6,250	$11,563
	50,000	-	-	$5.72	08/12/2023
	37,500	12,500	-	$5.83	09/02/2024
	12,500	37,500		$3.99	09/02/2025

(1)

Computed in accordance with SEC rules as the number of unvested shares or units multiplied by the closing market price of our Common Stock at the end of the 2016 fiscal year, which was $1.85 on March 31, 2016. The actual value (if any) to be realized by the officer depends on whether the shares vest and on the future performance of our Common Stock.

(2)

Mr. Stakenas was granted 25,000 restricted stock units on January 28, 2014, one quarter (1/4) of which vested on January 28, 2015, and the remaining balance of which vests in equal monthly installments in the three years of continuous service thereafter. Additionally, Mr. Stakenas was granted 2,209 restricted stock units on June 23, 2014, which became fully vested on June 30, 2015. Mr. Stakenas was granted (i) a non-qualified option to purchase 39,498 shares of the Company’s common stock and (ii) an incentive stock option to purchase 61,481 shares of the Company’s common stock on June 15, 2015; each option is exercisable for 10 years, subject to vesting over a 48-month period, with one quarter (1/4) of the option shares of each option vesting on June 15, 2016, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company. Additionally, on June 15, 2015, Mr. Stakenas was granted 43,000 restricted stock units, with one quarter (1/4) of the restricted stock units vesting on June 30, 2016, and the remaining balance of which vests in equal monthly installments in the three years of continuous service thereafter. On February 10, 2016, Mr. Stakenas was granted 25,000 restricted stock units, one quarter (1/4) of which will vest on February 10, 2017, and the remaining balance of which vests in equal monthly installments in the three years of continuous service thereafter. Mr. Stakenas was granted (i) a non-qualified option to purchase 235,792 shares of the Company’s common stock and (ii) an incentive stock option to purchase 24,569 shares of the Company’s common stock on February 23, 2016; each option is exercisable for 10 years, subject to vesting over a 48-month period, with one quarter (1/4) of the option shares of each option vesting on February 23, 2017, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company.

(3)

Mr. Nolan was granted a non-qualified option to purchase 100,000 shares of the Company’s common stock, exercisable for 10 years, subject to vesting over a 48-month period, with one quarter (1/4) of the option shares vesting after 12 months of continuous service from Mr. Nolan’s start date, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company. Additionally, Mr. Nolan was granted an incentive stock option to purchase 52,072 shares of the Company’s common stock on February 23, 2016, exercisable for 10 years, subject to vesting over a 48-month period, with one quarter (1/4) of the option shares of each option vesting on February 23, 2017, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company.

(4)

Mr. Brodsky was granted 5,000 shares of non-qualified incentive stock options on November 9, 2010, which vested in three annual installments from October 7, 2011. Mr. Brodsky was granted 5,103 restricted stock units on January 5, 2011, which became fully vested on January 5, 2012. Mr. Brodsky was granted 6,511 restricted stock units on February 7, 2012, which became fully vested on February 7, 2013. Mr. Brodsky was granted 4,578 restricted stock units on January 22, 2013, which became fully vested on January 22, 2014. Mr. Brodsky was granted a non-qualified option to purchase 50,000 shares of the Company’s common stock on August 12, 2013, which became fully vested on August 6, 2015. Mr. Brodsky was also granted 25,000 restricted stock units on August 12, 2013, which became fully vested on August 6, 2016. Additionally, Mr. Brodsky was granted a non-qualified option to purchase 50,000 shares of the Company’s common stock on September 2, 2014, which vests over a 24 month period in equal quarterly installments from September 1, 2014, the vesting commencement date. Mr. Brodsky was also granted 25,000 restricted stock units on September 2, 2014, which vest over a 24 month period in equal quarterly installments from September 1, 2014, the vesting commencement date. Mr. Brodsky was also granted a non-qualified option to purchase 50,000 shares of the Company’s common stock on September 2, 2015, which vests over a 24 month period in equal monthly installments from September 2, 2015, the vesting commencement date.

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Employment Agreement with Executive Chairman

Mr. Brodsky is party to an employment arrangement with the Company which provides for a monthly salary of $12,500 through August 28, 2016. Mr. Brodsky was also granted an initial grant of 25,000 restricted stock units representing shares of the Company’s common stock and an option to purchase 50,000 shares of the Company’s common stock under the Company’s 1999 Equity Incentive Plan, subject to vesting quarterly over a 24-month period whether or not Mr. Brodsky continued his employment, so long as Mr. Brodsky did not voluntarily resign prior to the six months of continuous service. Mr. Brodsky was granted an additional grant of 25,000 restricted stock units representing shares of the Company’s common stock and an option to purchase 50,000 shares of the Company’s common stock under the Company’s 1999 Equity Incentive Plan, subject to vesting quarterly over a 24-month period whether or not Mr. Brodsky continued his employment. Mr. Brodsky was further granted an option to purchase 50,000 shares of the Company’s common stock under the Company’s 2015 Equity Incentive Plan, subject to vesting quarterly over a 24-month period whether or not Mr. Brodsky continued his employment, and an agreement to provide an additional grant of 50,000 restricted stock units representing shares of the Company’s common stock effective upon his resignation date as Executive Chairman on August 28, 2016. The restricted stock units and options will automatically accelerate and be fully vested upon a Change in Control of the Company.

Employment Agreement with President and Chief Executive Officer

In connection with his appointment as President and Chief Executive Officer of the Company, on June 3, 2015 the Company entered into an employment offer letter and a severance agreement with Mr. Stakenas. The employment offer letter provides for an annual salary of $300,000 and provides that Mr. Stakenas will be eligible to be considered for an incentive bonus as may be established by the Board of Directors or the Board’s Compensation Committee from time to time. The severance agreement provides that if Mr. Stakenas’s employment is terminated by the Company without Cause or by Mr. Stakenas for Good Reason, in each case within 12 months following a Change in Control of the Company (as each such term is defined in the severance agreement), the Company will be required to pay Mr. Stakenas severance benefits equal to his then-existing base salary and the employer portion of Mr. Stakenas’s monthly health insurance premium for a period of 12 months following his separation from service, less applicable withholdings and deductions and subject to Mr. Stakenas signing a general release of claims. If Mr. Stakenas’s employment is terminated by the Company without Cause prior to a Change in Control, the Company will be required to pay Mr. Stakenas severance benefits equal to his then-existing base salary and the employer portion of Mr. Stakenas’s monthly health insurance premium for a period of 6 months following his separation from service, less applicable withholdings and deductions and subject to Mr. Stakenas signing a general release of claims.

Employment Agreement with Chief Financial Officer

In connection with his appointment as Chief Financial Officer of the Company, on October 7, 2015, the Company entered into an employment offer letter and a severance agreement with Mr. Nolan. The employment offer letter provides for an annual salary of $250,000 and provides that Mr. Nolan will be eligible to be considered for an annual incentive bonus of up to $75,000 based on criteria to be established by the Company’s Chief Executive Officer. The severance agreement provides that if Mr. Nolan’s employment is terminated by the Company without Cause or by Mr. Nolan for Good Reason, in each case within 12 months following a Change in Control of the Company (as each such term is defined in the severance agreement), the Company will be required to pay Mr. Nolan severance benefits equal to his then-existing base salary and the employer portion of Mr. Nolan’s monthly health insurance premium for a period of 12 months following his separation from service, less applicable withholdings and deductions and subject to Mr. Nolan signing a general release of claims. If Mr. Nolan’s employment is terminated by the Company without Cause prior to a Change in Control, the Company will be required to pay Mr. Nolan severance benefits equal to his then-existing base salary and the employer portion of Mr. Nolan’s monthly health insurance premium for a period of 6 months following his separation from service, less applicable withholdings and deductions and subject to Mr. Nolan signing a general release of claims.

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Fiscal 2016 Director Compensation

The following table sets forth the compensation of the members of our Board of Directors for fiscal year 2016 except for Messrs. Brodsky and Stakenas, who did not receive compensation for serving as a director under the Company’s compensation program for non-employee directors since each was an employee of the Company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Michael Casey	55,000	11,200	-	66,200
J. Michael Gullard	45,000	11,200	-	56,200
Lloyd Sems	45,000	11,200	-	56,200
Alan Howe	45,000	11,200	-	56,200

_________________

(1)

The amounts in the Stock Awards and Option Awards columns reflect the grant date fair value of stock awards and option awards granted in the fiscal year 2016, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of option award amounts are included in Note 14 to the financial statements set forth in our annual report on Form 10-K filed on July 1, 2016 (Commission File No. 000-29637). Our directors held the following stock awards granted in connection with each of their service as a director at March 31, 2016: Alan Howe, 6,667 shares; Lloyd Sems, 6,667 shares; J. Michael Gullard, 6,667 shares; Michael Casey, 6,667 shares.

Under the director compensation policy in effect during fiscal year 2016, each non-employee director was paid a $45,000 annual retainer fee, and the audit committee chair was paid an additional $10,000 annual fee. Travel expenses incidental to meeting attendance are reimbursed.

In addition, each non-employee director receives restricted stock units with a market value of $25,000 per year. All of the restricted stock units vest on the first anniversary of the grant, with immediate full vesting in the event of a change in control. Upon taking office and every three years thereafter, each non-employee director also receives an option to purchase 5,000 shares. The options vest over three years, with immediate full vesting in the event of a change in control.

Equity Compensation Plan Information

The following table sets forth as of March 31, 2016, certain information regarding our equity compensation plans.

	A	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted- average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A)
	(in thousands, except for per share amounts below)
Equity compensation plans approved by stockholders
1996 and 1999 Equity Incentive Plans	324	6.29		(1)(2)
2015 Equity Incentive Plan	1,512	2.83	80	(1)
Equity compensation plans not approved by stockholders
IASTA	383	6.61
Inducement Plan	687	4.32
NOLN	100	3.34
Total	3,006	$4.02	80

(1)	These plans permit the grant of options, stock appreciation rights, shares of restricted stock and stock units.

(2)	The 1999 Equity Incentive Plan was terminated concurrent with the adoption of the 2015 Equity Incentive Plan.

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Stock Option Plans-Not Required to be Approved by Stockholders

2001 Supplemental Plan

We adopted the 2001 Supplemental Plan (the “Supplemental Plan”) on May 30, 2001; the Supplemental Plan did not require stockholder approval. A total of approximately 250,000 shares of common stock have been reserved for issuance under the Supplemental Plan. With limited restrictions, if shares awarded under the Supplemental Plan are forfeited, those shares will again become available for new awards under the Supplemental Plan. The Supplemental Plan permits the grant of non-statutory options and shares of restricted stock. Employees and consultants, who are not officers or members of the Board of Directors, are eligible to participate in the Supplemental Plan. Options are granted at an exercise price of not less than 85% of the fair market value per share on the date of grant. Options generally vest with respect to 25% of the shares one year after the options’ vesting commencement date and the remainder vest in equal monthly installments over the following 36 months. Options granted under the Supplemental Plan have a maximum term of ten years.

The Compensation Committee of the Board of Directors administers the Supplemental Plan and has complete discretion to make all decisions relating to the interpretation and operation of the Supplemental Plan. The Compensation Committee has the discretion to determine which eligible persons are to receive an award, and to determine the type, number, vesting requirements and other features and conditions of each award. The exercise price of options may be paid with: cash, outstanding shares of common stock, the cashless exercise method through a designated broker, a pledge of shares to a broker or a promissory note. The purchase price for newly issued restricted shares may be paid with: cash, a promissory note or the rendering of past or future services. The Compensation Committee may reprice options and may modify, extend or assume outstanding options. The Compensation Committee may accept the cancellation of outstanding options in return for the grant of new options. The new option may have the same or a different number of shares and the same or a different exercise price. If a merger or other reorganization occurs, the agreement of merger or reorganization shall provide that outstanding options and other awards under the Supplemental Plan shall be assumed or substituted with comparable awards by the surviving corporation or its parent or subsidiary, shall be continued by the Company if it is the surviving corporation, shall have accelerated vesting and then expire early or shall be cancelled for a cash payment. If a change in control occurs, awards will become fully exercisable and fully vested if the awards do not remain outstanding, are not assumed by the surviving corporation or its parent or subsidiary and if the surviving corporation or its parent or subsidiary does not substitute its own awards that have substantially the same terms for the awards granted under the Supplemental Plan. If a change in control occurs and a plan participant is involuntarily terminated within 12 months following this change in control, then the vesting of awards held by the participant will accelerate, as if the participant provided another 12 months of service. A change in control includes: a merger or consolidation after which the then-current stockholders own less than 50% of the surviving corporation, a sale of all or substantially all of the assets, a proxy contest that results in replacement of more than one-half of the directors over a 24-month period or an acquisition of 50% or more of the outstanding stock by a person other than a person related to the Company, including a corporation owned by the stockholders. The Board of Directors may amend or terminate the Supplemental Plan at any time. The Supplemental Plan will continue in effect indefinitely unless the Board of Directors decides to terminate the plan earlier.

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Options Granted in Connection with the Acquisition of Iasta

On July 2, 2014, the Company acquired Iasta.com, Inc., an Indiana corporation (“Iasta.com”), and Iasta Resources, Inc. an Indiana corporation (“Iasta Resources” and together with Iasta.com, “Iasta”). In connection with the acquisition, the Company granted options to purchase an aggregate of 700,000 shares of common stock to 59 Iasta employees to attract and retain their services following the acquisition, including options to purchase 150,000 shares to each of David Bush, Jason Treida and Todd Epple. The non-qualified options each have an exercise price per share equal to $6.61. The options each have a 10-year term and vest over a 48-month period, with 25 percent of the option shares vesting after completion of 12 months of continuous service to the Company, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company. The grants were made as inducements that were a material component of the compensation of the Iasta employees and subsequent acceptance of employment with the Company, and the options were granted as employment inducement awards pursuant to NASDAQ Listing Rule 5635(c)(4) approved by the majority of the Company’s independent directors.

Options Granted in Connection with the Acquisition of b-pack

On July 31, 2015, the Company acquired b-pack SAS, a French société par actions simplifiée  (“b-pack”). In connection with the acquisition, the Company granted options to purchase an aggregate of 700,000 shares of common stock to 55 b-pack employees to attract and retain their services following the acquisition, including options to purchase 161,100 shares to Xavier Pierre-Bez, Chief Business Development Officer and Co-Founder, 20,700 shares to Bruno Charrat, COO, and 268,200 shares to Julien Nadaud, CEO and Co-Founder. The non-qualified options each have an exercise price per share equal to $4.32. The options each have a 10-year term and vest over a 48-month period, with 25 percent of the option shares vesting after completion of 12 months of continuous service to the Company, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company. The grants were made as inducements that were a material component of the compensation of the Iasta employees and subsequent acceptance of employment with the Company, and the options were granted as employment inducement awards pursuant to NASDAQ Listing Rule 5635(c)(4) approved by the majority of the Company’s independent directors.

Option Granted to Chief Financial Officer

On November 16, 2015, the Company’s chief financial officer, John Nolan, was granted a non-qualified option to purchase 100,000 shares of the Company’s common stock at an exercise price per share of $3.34, exercisable for 10 years, subject to vesting over a 48-month period, with one quarter (1/4) of the option shares vesting after 12 months of continuous service from Mr. Nolan’s start date, and the remaining option shares vesting in equal monthly installments over the following 36 months of continuous service to the Company. Under the terms of his severance agreement, the option shares would vest in full if Mr. Nolan’s service to the Company is terminated by the Company without Cause or by him for Good Reason within 12 months following a Change in Control. The option was granted as an inducement grant outside of the Company’s 2015 Equity Incentive Plan in reliance on NASDAQ Listing Rule 5635(c)(4).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Other than the compensation arrangements with directors and executive officers and except as set forth below, there have been no transactions since April 1, 2015 (and there are no currently proposed transactions) in which:

●	We have been or are to be a participant;

●	The amount involved exceeds $120,000; and

●

Any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediately family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

In order to satisfy certain conditions for Western Alliance Bank to lend additional funds under the Credit Facility, on March 11, 2015, Lloyd I. Miller, III (“Mr. Miller”), and MILFAM each entered into a Limited Guaranty (the “2015 Guaranties”) with Western Alliance Bank to provide a limited, non-revocable guaranty of the Company’s Credit Facility in the amount of $1 million each, for a total guaranteed amount of $2 million. The term of the 2015 Guaranties was originally two years and was amended on April 22, 2016 to extend the term to April 30, 2018. Western Alliance Bank, in its sole discretion, may reduce, but not increase, the guaranteed amount under the 2015 Guaranties during the term. In connection with the 2015 Guaranties, on March 11, 2015, the Company entered into a Guaranty Fee Agreement (the “2015 Fee Agreement”) with Mr. Miller, the Company’s largest stockholder, and MILFAM II L.P., pursuant to which the Company agreed to pay Mr. Miller and MILFAM an aggregate commitment fee of $100,000 and a monthly fee equal to (i) 1% of the loan amount then guaranteed under the 2015 Guaranties for the first 12 months of the term and (ii) 1.5% of the loan amount then guaranteed under the 2015 Guaranties for the second 12 months of the term. The commitment fee and the aggregate amount of the monthly fees are payable in cash by the Company within five business days following the termination or expiration of the 2015 Guaranties. On February 3, 2016, the Company entered into an Amendment to Guaranty Fee Agreement with Mr. Miller and MILFAM, pursuant to which the accrual of the fees was amended such that the monthly fees thereunder began accruing on the date that the Company draw from the Credit Facility the amounts guaranteed by Mr. Miller and MILFAM.

32

Additionally, on February 3, 2016, Alliance Semiconductor Corporation (“ALSC”), an affiliate of Mr. Miller, entered into a Limited Guaranty (the “2016 Guaranty”) with Western Alliance Bank to provide a limited, non-revocable guaranty of the Company’s Credit Facility in the amount of $3 million. The term of the 2016 Guaranty is two years. Western Alliance Bank, in its sole discretion, may reduce, but not increase, the guaranteed amount under the 2016 Guaranty during the term. In connection with the 2016 Guaranty, on February 2, 2016, the Company entered into a Guaranty Fee Agreement (the “2016 Fee Agreement”) with ALSC, whereby the Company agreed to pay ALSC an aggregate commitment fee of $100,000 and a monthly fee equal to 0.5% of the amount guaranteed under the 2016 Guaranty for the first 12 months of the term and 0.75% of the amount guaranteed under the 2016 Guaranty for the second 12 months of the term. Following the date that the Company draws from the Credit Facility the amount guaranteed under the 2016 Guaranty, the monthly fees shall increase to 1.0% during the first 12 months of the term and 1.5% during the second 12 months, respectively. The commitment fee and the aggregate amount of the monthly fees are payable in cash by the Company within five business days following the termination or expiration of the 2016 Guaranty. On April 22, 2016, the Company entered into a Second Amendment to 2015 Guaranty Fee Agreement and Amendment to 2016 Guaranty Fee Agreement with Mr. Miller, MILFAM and ALSC, to extend the term of the 2015 Fee Agreement and the 2016 Fee Agreement to cover the extended term of the 2015 Guaranty and 2016 Guaranty.

On December 16, 2015, the Company entered into a Junior Secured Convertible Note Purchase Agreement with Mr. Miller and three of his affiliates, pursuant to which the Company issued and sold junior secured convertible promissory notes in the aggregate principal amount of $2.5 million. The Notes are due on December 16, 2020 and accrue interest at an annual rate of 8% on the aggregate unconverted and outstanding principal amount, payable quarterly, beginning on December 31, 2015. The Company has the option to pay any amounts of interest due under the Notes by converting such interest into shares of common stock of the Company, at a conversion price of $3.75 per share (as may be adjusted for any subdivision by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or similar event occurring prior to such record date, or as may be adjusted as further described below), based upon an interest rate amount calculated at 10% per year. Upon any default under the notes, the notes will bear interest at the rate of 13% per year or, if less, the maximum rate allowable under the laws of the State of New York.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of the Reporting Persons’ Section 16(a) reports or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2016, all Reporting Persons complied with all applicable filing requirements, with the exception of reports that were filed late for the following persons: Form 4 for Mr. Brodsky for a stock option to purchase 50,000 shares of Common Stock granted on September 2, 2015; Form 4 for Mr. Brodsky for 1,201 shares of Common Stock acquired on March 1, 2016; Form 4 for Mr. Stakenas for the sale of 189 shares of Common Stock on December 14, 2015; and Form 4 for Mr. Stakenas for the sale of 380 shares of Common Stock on Febuary 29, 2016 and the sale of 190 shares of Common Stock sold on March 1, 2016.

FORM 10-K

THE COMPANY HAS INCLUDED WITH THIS PROXY STATEMENT A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR ENDED MARCH 31, 2016, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. SHOULD YOU REQUIRE AN ADDITIONAL COPY, REQUESTS SHOULD BE SENT TO DETERMINE, INC., 615 WEST CARMEL DRIVE, SUITE 100, CARMEL, INDIANA 46032, ATTN: STOCKHOLDER SERVICES.

33

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring the stockholders to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

A copy of any of the documents referred to above will be furnished, without charge, by writing to Determine, Inc., 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032, Attention: Stockholder Services. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at http://www.determine.com.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Determine, Inc., 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032, Attn: Corporate Secretary, or contact the Company’s Corporate Secretary by telephone at (650) 532-1500. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.

Stockholders of the Company may submit proposals on matters appropriate for stockholder action at meetings of the Company’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”). For such proposals to be included in the Company’s proxy materials relating to its 2017 Annual Meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company no later than April 13, 2017. However, if the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for inclusion of proposals in the Company’s proxy statement and proxy is instead a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals should be addressed to Determine, Inc., 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032, Attn: Stockholder Services.

Requirements for Stockholder Proposals to Be Brought Before the Annual Meeting.

The Company’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an Annual Meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of the Company not less than 70 nor more than 90 calendar days prior to the anniversary of the date of the immediately preceding Annual Meeting of stockholders (as specified in the Company’s proxy materials for its immediately preceding Annual Meeting of stockholders). However, if the date of next year’s Annual Meeting of stockholders is advanced by more than 20 days, or delayed by more than 70 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to the date of such Annual Meeting and not later than the close of business on the later of (i) the 70 day prior to the date of such Annual Meeting or (ii) the ten day period following the day on which public announcement of the date of such meeting is first made. In no event will the public announcement of an adjournment of an Annual Meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to the Company’s Secretary must set forth the information required by the Company’s bylaws with respect to any nomination for election to the Board and any other matter the stockholder proposes to bring before the Annual Meeting. A stockholder seeking to nominate a director candidate for election to the Board should also comply with the notice and information requirements specified in our Corporate Governance Guidelines, as summarized above. See “Proposal No. 1 (Election of Directors) - Recommendation of Nominees by Stockholders.”

Pursuant to Rule 14a-4(c) promulgated under the Exchange Act (“Rule 14a-4(c)”), if a stockholder who intends to present a proposal at the 2017 Annual Meeting of stockholders does not notify the Company of such proposal on or prior to April 13, 2017, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2016 Proxy Statement. If the date of next year’s Annual Meeting of stockholders is moved more than 30 days before or 30 days after the anniversary date of the Annual Meeting, the deadline for notice of such proposal is instead a reasonable time before the date of the 2017 Annual Meeting of stockholders.

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MISCELLANEOUS AND OTHER MATTERS

Other Business-If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

MICHAEL BRODSKY Chairperson

Carmel, Indiana

July 7, 2016

35

Appendix A

SELECTICA, INC.

2015 EQUITY INCENTIVE PLAN

i

TABLE OF CONTENTS
(continued)

ii

TABLE OF CONTENTS
(continued)

iii

SELECTICA, INC.

2015 Equity Incentive Plan

1.     Establishment, Purpose and Term of Plan.

1.1     Establishment. The Selectica, Inc. 2015 Equity Incentive Plan (the “Plan”) was approved by the Board on March 10, 2015, and shall be subject to approval by the stockholders of the Company at which time it shall become effective (the “Effective Date”).

1.2     Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

1.3     Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, on or before ten (10) years from the earlier of the Plan’s Effective Date.

2.     Definitions and Construction.

2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)          “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)          “Award” means any Option, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award, or Other Stock-Based Award granted under the Plan.

(c)          “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)          “Board” means the Board of Directors of the Company.

(e)          “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 10.

(f)          “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)           “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)          “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)     an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee) (iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)     approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)          “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(j)          “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)          “Company” means Selectica, Inc., a Delaware corporation, or any successor corporation thereto.

(l)          “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m)          “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n)          “Director” means a member of the Board.

(o)          “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p)          “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q)          “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion, whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)          “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)     Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)     Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)     If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t)     “Full Value Award” means any Award settled in Stock, other than (i) an Option, or (ii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u)     “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v)     “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w)    “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x)    “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y)    “Nonemployee Director” means a Director who is not an Employee.

(z)     “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa)   “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb)  “Officer” means any person designated by the Board as an officer of the Company.

(cc)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd)  “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 10.

(ee)   “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg)  “Participant” means any eligible person who has been granted one or more Awards.

(hh)  “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii)     “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(jj)     “Performance Award” means an Award of Performance Shares or Performance Units.

(kk)   “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll)     “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3.

(nn)  “Performance Period” means a period established by the Committee pursuant to Section 9.3 at the end of which one or more Performance Goals are to be measured.

(oo)  “Performance Share” means a right granted to a Participant pursuant to Section 9 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp)  “Performance Unit” means a right granted to a Participant pursuant to Section 9 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq)  “Predecessor Plan” means the Selectica, Inc. 1999 Equity Incentive Plan, as amended.

(rr)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss)   “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 7.

(tt)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 7.

(uu)  “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv)  “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “Section 162(m)” means Section 162(m) of the Code.

(xx)    “Section 409A” means Section 409A of the Code.

(yy)   “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(zz)    “Securities Act” means the Securities Act of 1933, as amended.

(aaa) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(bbb) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ccc)  “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(ddd) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee)  “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff)    “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ggg) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

3.1     Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2     Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers and/or Directors, the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) no Employee may be granted pursuant to such delegation one or more Awards in any fiscal year of the Company for more than 200,000 shares of Stock, (b) the exercise price per share of each such Award which is an Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3     Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4     Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5     Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)     to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)     to determine the type of Award granted;

(c)     to determine the Fair Market Value of shares of Stock or other property;

(d)     to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)     to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)     to approve one or more forms of Award Agreement;

(g)     to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)     to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)     to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6     Option Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Options”) and the grant in substitution therefore of new Options having a lower exercise price, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Options to reduce the exercise price thereof. This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 4.4.

3.7     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.     Shares Subject to Plan.

4.1     Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections  4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to Awards shall be equal to one million five hundred thousand (1,500,000) shares of Stock (reduced by the number of awards granted under the Predecessor Plan after March 10, 2015 and before the Plan’s Effective Date) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2     Adjustment for Unissued Predecessor Plan Shares. The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a)     the number of shares of Stock subject to that portion of any option or other award outstanding pusuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

(b)     the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased (with such shares of Stock being added on a 1:1 basis);

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed six hundred eleven thousand (611,000).

4.3     Share Counting.

(a)     Each share of Stock subject to an Award shall be counted against the limit set forth in Section 4.1 as one (1) share.

(b)     If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan (and shall be added back to the share reserve set forth in Section 4.1 based on the same ratio set forth in Section 4.3(a) with respect to the type of Award which is terminated, forfeited, or repurchased). Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations shall not again be available for issuance under the Plan. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.4     Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.5     Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.     Eligibility, Participation and Award Limitations.

5.1     Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2     Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3     Award Limitations.

(a)     Incentive Stock Option Limitations.

(i)     Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Sections 4.2, 4.3, and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed two million two hundred thousand (2,200,000).

(ii)     Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(iii)     Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b)     Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.4, no Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than three hundred thousand (300,000) shares of Stock or, if applicable, which could result in such Employee receiving more than three hundred thousand (300,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award. Notwithstanding the foregoing, with respect to a newly hired Participant, the share limits set forth above shall be five hundred thousand (500,000) shares of Stock. With respect to an Award of Performance Based Compensation payable in cash, the maximum amount shall be $2,500,000 for each fiscal year contained in the Performance Period.

(c)     Nonemployee Director Awards. Notwithstanding any other provision of the Plan to the contrary, the aggregate shares of Stock subject to Awards granted to any Nonemployee Director during any single calendar year shall not exceed sixty thousand (60,000) shares of Stock, provided, however, that with respect to the initial calendar year which a Nonemployee Director is elected or appointed, this limit shall be ninety thousand (90,000) shares of Stock.

6.     Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1     Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2     Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3     Payment of Exercise Price.

(a)     Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)     Limitations on Forms of Consideration.

(i)     Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)     Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanies by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)     Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4     Effect of Termination of Service.

(a)     Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate. Except as otherwise provided in the Award Agreement, or other agreement governing the Option, vested Options shall remain exercisable failing a termination of Service as follows:

(i)     Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of one (1) year after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)     Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of one (1) year after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within ninety (90) days after the Participant’s termination of Service.

(iii)     Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)     Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of ninety (90) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)     Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5     Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option may be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act. An Incentive Stock Option shall not be assignable or transferable in any manner.

7.     Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1     Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

7.2     Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

7.3     Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

7.4     Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

7.5     Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.6     Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

7.7     Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

7.8     Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8.     Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1     Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

8.2     Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

8.3     Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4 as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

8.4     Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

8.5     Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

8.6     Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

8.7     Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.     Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1     Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

9.2     Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3     Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

9.4     Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)     Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)     revenue;

(ii)    sales;

(iii)   expenses;

(iv)   operating income;

(v)    gross margin;

(vi)   operating margin;

(vii)  earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix)    net operating income;

(x)     net income;

(xi)    economic value added;

(xii)   free cash flow;

(xiii)  operating cash flow;

(xiv)  balance of cash, cash equivalents and marketable securities;

(xv)   stock price;

(xvi)  earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix)   return on assets;

(xx)    return on investment;

(xxi)   total stockholder return;

(xxii)  employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv)  customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project; and

(xxix)  completion of a joint venture or other corporate transaction.

(b)     Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

9.5     Settlement of Performance Awards.

(a)     Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)     Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c)     Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d)     Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)     Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 14.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)     Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 7.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 7.5 through 7.8 above.

9.6     Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights shall be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

9.7     Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award or in the Participant’s employment agreement, if any, referencing such Awards, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)     Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.5.

(b)     Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

9.8     Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.     Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1     Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

10.2     Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3     Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.49.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 9.

10.4     Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 9. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

10.5     Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section8.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

10.6     Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

10.7     Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

11.     Standard Forms of Award Agreement.

11.1     Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

11.2     Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

12.     Change in Control.

12.1     Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)     Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b)     Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Except as otherwise provided in any Award Agreement, any Award which is not assumed, substituted for or otherwise continued by the Acquiror shall vest in full effective and contingent upon the consummation of the Change in Control. Any Award or portion thereof which is not assumed, substituted for, or otherwise continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)     Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

12.2     Federal Excise Tax Under Section 4999 of the Code.

(a)     Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)     Determination by Independent Accountants. To aid the Participant in making any election called for under Section 12.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 12.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

12.3     Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 12.1(b), shall be settled immediately prior to the Change in Control. In addition, subject to the requirements of Section 409A, even if such Non-employee Director Awards are assumed, continued, or substituted for, if a Nonemployee Director incurs a separation service (as defined in Section 409A), then such Awards shall also be settled.

13.     Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

14.     Compliance with Section 409A.

14.1     Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 14 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a)     A Nonstatutory Stock Option that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)     Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

14.2     Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

14.3     No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

15.     Tax Withholding.

15.1     Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

15.2     Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

16.     Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

17.     Miscellaneous Provisions.

17.1     Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2     Forfeiture Events.

(a)     The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b)     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

17.3     Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.4     Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.5     Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

17.6     Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

17.7     Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

17.8     Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement references Awards, a general reference to “benefits” in such agreement shall not be deemed to refer to Awards granted hereunder.

17.9     Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

17.10     Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.11     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

17.12     Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

17.13     Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Selectica, Inc. 2015 Equity Incentive Plan as duly adopted by the Board on March 10, 2015.

/s/ Todd Spartz
Secretary

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1A Lloyd Sems	☐	☐	☐
1B Alan Howe	☐	☐	☐
1C Michael Casey	☐	☐	☐
1D J. Michael Gullard	☐	☐	☐
1E Michael Brodsky	☐	☐	☐
1F Patrick Stakenas	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000296307_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com

DETERMINE, INC.
Annual Meeting of Stockholders
August 11, 2016 9:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Patrick Stakenas and John Nolan, or either of them, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of DETERMINE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on 8/11/2016, at the Determine Company Headquarters, 615 West Carmel Drive, Suite 100, Carmel, Indiana 46032, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all of the Nominees named in Proposal 1 and FOR Proposals 2, 3 and 4.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000296307_2 R1.0.1.25